UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                      _________________________________

                                  FORM 8-K

                               Current Report
                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):   March 30, 2005


                           MAUI GENERAL STORE, INC.
             -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


        New York                    0-25319            	   84-1275578
  -------------------------------------------------------------------------
  (State of Incorporation)     (Commission File       (IRS Employer
                                Number)                Identification No.)


                      P.O. Box 297, Hana, Maui, HI 96713
                  ----------------------------------------
                  (Address of principal executive offices)


                               (808) 248-8787
                        -----------------------------
                        Registrant's Telephone Number


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425).
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12).
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b)).
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.01  Completion of Disposition of Assets

     By an "Entity Purchase Agreement" dated March 30, 2005 Maui General
Store has sold its interest in Hana Pearl, LLC to Patricia Cabellon. In exchange for Hana Pearl, LLC, Ms. Cabellon surrendered one million shares of Maui General Store common stock to the issuer. The consideration was based on the market value of Maui General Store shares, and represented approximately 200% of the book value of Hana Pearl, LLC.

     Maui General Store acquired Hana Pearl, LLC from Patricia Cabellon in October 2001 by issuing 10,000,000 shares of common stock to Ms. Cabellon.

Item 9.01  Financial Statements and Exhibits

Financial Statements

Pro Forma Financial Statements of Maui General Store for the year ended December 31, 2004.

                                Exhibits

10-a.	Entity Purchase Agreement dated March 30, 2005 between Maui General
        Store, Inc. and Patricia Cabellon.

                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MAUI GENERAL STORE, INC.


Dated: May 9, 2005                 By: /s/ Richard Miller
                                   --------------------------
                                   Richard Miller
                                   Chief Executive Officer

                    Maui General Store Inc. and Subsidiary
                     Pro Forma Consolidated Balance Sheet
                              December 31, 2004


                                     Historical
                                     Maui General                 Pro Forma
                                     Store, Inc.     Pro Forma    Maui General
ASSETS                               and Subidiary   Adjustments  Store, Inc.
                                  ---------------------------------------------

Cash and cash equivalents            $  2,532        $   2,532     $        -
Inventories, net                       27,431           27,431              -
                                      -------          -------        -------
TOTAL ASSETS                         $ 29,963        $  29,963     $        -
                                      =======          =======        =======

LIABILITIES AND STOCKHOLDERS' DEFICIENCY

CURRENT LIABILITIES
 Accounts payable                    $  3,550        $       -     $   3,550
 Accrued expenses                         843              843             -
 Loans from related party               6,705            6,705             -
 Loans payable - stockholder           42,596                -        42,596
                                      -------         --------       -------
TOTAL CURRENT LIABILITIES              53,694            7,548        46,146

STOCKHOLDERS' EQUITY (DEFICIENCY)
 Common stock, $0.001 par value,
  500,000,000 shares authorized,
  144,131,635 shares issued
  and outstanding                     144,132            1,000       143,132
 Additional paid in capital           352,636           10,000       342,636
 Accumulated deficit                 (520,499)          11,415      (531,914)
                                      -------         --------       -------
Total Stockholders' Equity
 (Deficiency)                         (23,731)          22,415       (46,146)
                                       ------         --------       -------

TOTAL LIABILITIES AND STOCKHOLDERS'
 EQUITY (DEFICIENCY)                 $ 29,963       $   29,963     $       -
                                      =======         ========       =======
See accompanying notes to financial statements.

                                    Historical
                                    Maui General
                                    Store, Inc.     Pro Forma     Pro Forma
                                    and             Adjustments   Maui General
                                    Subsidiary      (See Note 1)  Store, Inc.
                                  ---------------------------------------------
REVENUE, NET                        $  36,413        $  36,413     $       -
COST OF GOODS SOLD                     18,138           18,138             -
                                     --------         --------      --------
GROSS PROFIT                           18,275           18,275             -

OPERATING EXPENSES
 Consulting services                $  40,000        $       -     $  40,000
 Professional fees                     24,083                -        24,083
 Travel and entertainment               3,003                -         3,003
 General and administrative            11,463           11,463             -
                                      -------          -------       -------
Total Operating Expenses               78,549           11,463        67,086
                                      -------          -------       -------

INCOME (LOSS) BEFORE OTHER INCOME     (60,274)           6,812       (67,086)

OTHER INCOME
 Settlement of liabilities             18,014                -        18,014
                                      -------          -------       -------
Total Other Income                     18,014                -        18,014

INCOME (LOSS) BEFORE PROVISION FOR
 INCOME TAXES                         (42,260)           6,812       (49,072)

Provision for Income Taxes                  -                -             -

Gain from disposal of subsidiary            -            4,603         4,603
                                      -------          -------       -------
NET INCOME (LOSS)                   $ (42,260)       $  11,415     $ (44,469)
                                      =======          =======       =======

Net loss per share - basic and
 diluted                            $       -        $       -

Weighted average number of shares
 outstanding during the period -
 basic and diluted                143,922,939      142,922,939


See accompanying notes to financial statements.

Note 1 - Represents operations of Hana Pearl, LLC and exchange of 1,000,000 shares of common stock for 100% of the outstanding shares of Hana Pearl, LLC.

See accompanying notes to financial statements.